COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 9:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Pledges:

1.
The Company has pledged certain items of its equipment and the rights to any insurance claims on such items to secure its debts to banks, as well as placed floating liens on all of its remaining assets in favor of the banks. See note 7.

2.
The Company has pledged certain items of its equipment as a guarantee for the implementation of its benefited enterprise for tax proposes. The Company has determined that it is in compliance with the conditions of the approval (see Note 14a).

3.	The Company has also pledged machines to secure its indebtedness to certain suppliers that provided financing for such equipment.

b.	Operating leases and other agreements:

1.	The premises occupied by the Parent are leased under two operating agreements that expire in February 2022 and October 2020, respectively.

2.	The Parent has signed several lease and maintenance agreements for production equipment with suppliers of equipment and software. Of such agreements, the main principal agreement expires in June 2017.

3.	The Parent has an obligation to purchase inventory that is held by a supplier in the total amount of $415.

5.	The Parent's motor vehicles are leased under operating lease agreements, mainly for three-year terms.

6.	Minimum future payments at December 31, 2016 due under the above agreements over the next five years and thereafter are as follows:

	Premises leases	Other agreements
	US Dollars in thousands

First year	188	457
Second year	36	205
Third year	36	133
Fourth year	36	103
Fifth year and thereafter	72	-

	368	898

Payments required under these agreements are charged to expense under the straight-line method over the periods of the respective leases.

Expenses recorded under these agreements for the years ended December 31, 2016, 2015, and 2014 were $1,447, $ 1,463 and $ 1,480, respectively

c.	Indemnification agreement:

The Parent entered into an indemnification agreement with its directors and officers and undertook to enter into the same agreement with future directors and officers, for losses incurred by a director or officer. Such indemnification amount is limited to the lesser of $ 2,000 or 25% of the Parent's shareholders' equity.

The Israeli Companies Law provides that an Israeli company cannot exculpate an officer from liability with respect to a breach of his or her duty of loyalty.   If permitted by its articles of association, a company may exculpate in advance an officer from his or her liability to the company, in whole or in part, with respect to a breach of his or her duty of care.  However, a company may not exculpate in advance a director from his or her liability to the company with respect to a breach of his duty of care with respect to distributions.

The Company's articles of association allow it to exculpate any officer from his or her liability for breach of duty of care, to the maximum extent permitted by law, before or after the occurrence giving rise to such liability. The Parent provided an exculpation letter to each of its directors and officers, and agreed to provide the same to future officers.

d.	Contingent Liabilities:

Environmental Related Matters

In January 2014, July 2014, September 2015 and February 2016, the Parent received notices from Meitav, the water company of the Petach Tikva municipality, requiring payment of fees totaling $980 excluding VAT, for discharges of industrial wastewater allegedly not meeting the applicable standards into the municipal sewage system.  The payment demands were made on the basis of four samplings conducted by Meitav in its premises during the years 2013 through 2015.  In December 2015, the Parent's new wastewater treatment facility was completed.  The first sample of the plant's wastewater, tested by the Israeli Ministry for Environmental Protection (the "Ministry") in January 2016, indicated that the Parent was in compliance with the environmental laws and regulations. In July 2016 the Company reached a settlement agreement with Meitav, which amount was not significant.

In connection with the change of control of the Parent that resulted from Nistec’s acquisition of a controlling stake in the Parent, Israeli law requires it to obtain a new business permit in order to continue operating its business. The Parent has submitted an application for this permit, but has not yet received the new permit.  The new permit is expected to be subject to certain conditions, especially certain conditions imposed by the Ministry . If the Parent is unable to comply with such requirements, certain sanctions may be imposed, including significant fines and possibly an order shutting down the factory.

In October 2015, the Parent filed an application for an emissions permit with the Ministry.  In January 2016, the Parent received a notice of non-compliance from the Ministry, stating that the application was incomplete and that the Parent is in breach of the Clean Air Law, 5768-2008 and the Licensing of Businesses Law, 5728-1968. During 2016 the Company submitted amended application and conducted several discussions with the Ministry. In January 2017 the Company received a draft of an emissions permit for the Company review. In February 2017 the Company provided its responses to the draft to the Ministry. The Ministry is expected to publish the draft for public comments for 45 days, after which the permit is expected to be issued to the Company.

Employee Related Matters

Three lawsuits were filed against the Parent in May 2008, in December 2014 and in August 2015 by three employees alleging that they had suffered personal injuries during their employment and are seeking aggregate financial compensation of approximately $175 for past damages and additional amounts for future lost income, pain and suffering as the court may determine.

Four other employees notified the Parent in January 2011 and July 2013, that they allegedly suffered personal injuries during their employment with the Company. Of these four employees, one is seeking compensation of $155 and the others did not state their claim amount.

The Parent submitted all these claims to its insurance company, which informed the Parent that it is reviewing the statements of claim without prejudicing its rights to deny coverage.

In September and November 2015 and in January and February 2016, four former employees filed law suits seeking additional payments in connection with their employment with the Parent and subsequent termination. The aggregate amount claimed is approximately $1.0 million. The Company recorded a provision according the legal advisors opinion.